SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) October 7, 1996

                     AMERICAN COMMUNICATIONS SERVICES, INC.

             (Exact name of registrant as specified in its charter)



       Delaware                    0-25314              05-0440761
 (State or other jurisdiction   (Commission          (IRS Employer
       of incorporation)         File Number)        Identification No.)


131 National Business Parkway, Annapolis Junction, Maryland 20701
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         (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code   (301) 617-4200




          (Former name or former address, if changed since last report)



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Item 8. Change in Fiscal Year.
------------------------------

     On October 7, 1996, the Board of Directors of American Communications Services, Inc., a Delaware corporation (the "Company") determined to change the fiscal year of the Company from July 1 through June 30 to January 1 through December 31. The determination was made to change the fiscal year to conform to industry standards and for certain administrative purposes. The Company will file an Annual Report on Form 10-KSB with the Securities and Exchange Commission covering the transition period.

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




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  October 15, 1996




                                    AMERICAN COMMUNICATIONS SERVICES, INC.
                                    (Registrant)


                                    By:  /s/ RICHARD A. KOZAK
                                         Richard A. Kozak
                                         President and Chief Executive
                                          Officer

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